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                   METLIFE INSURANCE COMPANY OF CONNECTICUT
               METLIFE OF CT FUND UL FOR VARIABLE LIFE INSURANCE

                                    INVEST

                       SUPPLEMENT DATED JANUARY 11, 2007
                                    TO THE
                 PROSPECTUS DATED MAY 2, 2005, AS SUPPLEMENTED

This supplement revises certain information in the May 1, 2006 prospectus supplement that we sent to you. You should read and retain this supplement.

Please note that the Legg Mason Partners Variable Equity Index Portfolio - Class I listed under LEGG MASON PARTNERS VARIABLE PORTFOLIOS II on page 3 of the supplement is not, and has never been, offered as an investment under your InVest policy. Reference to the Fund was included on this page due to a typographical error.